July 30, 2001



                            DREYFUS PREMIER STRATEGIC

                                   VALUE FUND

                            SUPPLEMENT TO PROSPECTUS

                               DATED JUNE 29, 2001

      THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT-PORTFOLIO MANAGER":

     Quinn R. Stills has been the Fund's primary portfolio manager since July 2001. Mr. Stills has been a portfolio manager for The Boston Company Asset Management ("TBCAM"), an affiliate of Dreyfus, since 1990. in February 1996, he became a dual employee of Dreyfus and TBCAM. Mr. Stills was appointed Senior Vice President of TBCAM in July 1996.